UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22040

Name of Fund:  MLP & Strategic Equity Fund Inc. (MTP)

Fund Address:    4 World Financial Center, 6th Floor, New York, New York 10080.

Name and address of agent for service: Justin C. Ferri, Chief Executive Officer, MLP & Strategic Equity Fund Inc.,

            4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code: (877) 449-4742

Date of fiscal year end: October 31, 2010

Date of reporting period: April 30, 2010

Item 1 – Report to Stockholders

# MLP & Strategic Equity Fund Inc.

## Semi-Annual Report

(unaudited)

April 30, 2010

IQ INVESTMENT ADVISORS

FAMCO
FIDUCIARY ASSET MANAGEMENT

MLP & Strategic Equity Fund Inc.

Semi-Annual Report

(unaudited)

April 30, 2010

Fund Profile as of April 30, 2010 (unaudited)

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MTP
Initial Offering Date	June 29, 2007
Yield on Closing Market Price as of April 30, 2010 ($17.74)*	4.74%
Current Monthly Distribution per share of Common Stock**	$0.07
Current Annualized Distribution per share of Common Stock**	$0.84
*	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price as of April 30, 2010. Past performance does not guarantee future results.

**	The distribution is not constant and is subject to change. A substantial portion of the distribution may be deemed a tax return of capital at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value for the six-month period:

	4/30/10 (a)	10/31/09	Change (b)	High	Low
Market Price (c)	$17.74	$14.42	23.02%	$18.00	$13.80
Net Asset Value	$16.39	$13.47	21.68%	$16.67	$13.42
(a)	For the six-month period, the Common Stock of the Fund had a total investment return of 25.03% based on net asset value per share and 26.41% based on market price per share, assuming reinvestment of distributions. For the same period, the most commonly referenced index of publicly traded master limited partnership (“MLP”) securities had a total investment return of 26.89% and has no expenses associated with performance.

(b)	Does not include reinvestment of distributions.

(c)	Primary Exchange Price, NYSE.

Portfolio Information

Ten Largest MLP & MLP Affiliates Holdings	Percent of Net Assets
Kinder Morgan Management LLC	4.9%
Enterprise Products Partners LP	4.9
Plains All American Pipeline LP	4.8
Magellan Midstream Partners LP	4.7
Buckeye Partners LP	4.7
Boardwalk Pipeline Partners LP	4.6
El Paso Pipeline Partners LP	4.6
ONEOK Partners LP	4.5
Spectra Energy Partners LP	4.0
Nustar Energy LP	3.6

2	MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2010

Schedule of Investments as of April 30, 2010 (unaudited)	(Percentages shown are based on Net Assets)

Industry	Master Limited Partnerships & MLP Affiliates	Units Held	Value
Energy Equipment & Services — 0.9%
	Exterran Partners LP	82,916	$2,097,775
Gas Utilities — 6.9%
	Amerigas Partners LP	98,600	4,161,906
	Spectra Energy Partners LP	306,126	9,652,153
	Suburban Propane Partners LP	61,006	2,934,389

			16,748,448
Oil, Gas & Consumable Fuels — 88.8%
	Alliance Resource Partners LP	63,446	3,074,593
	Boardwalk Pipeline Partners LP	385,504	11,168,051
	Buckeye Partners LP	187,613	11,403,118
	DCP Midstream Partners LP	127,582	4,267,618
	Duncan Energy Partners LP	227,820	6,105,576
	EV Energy Partner LP	46,790	1,623,145
	El Paso Pipeline Partners LP	409,350	11,064,730
	Enbridge Energy Management LLC (a)	129,799	6,675,563
	Enbridge Energy Partners LP	95,119	4,876,751
	Encore Energy Partners LP	78,300	1,685,016
	Energy Transfer Equity LP	254,257	8,700,675
	Energy Transfer Partners LP	63,973	3,128,280
	Enterprise Products Partners LP	331,708	11,762,366
	Genesis Energy LP	157,264	3,088,665
	Holly Energy Partners LP	87,670	4,081,038
	Inergy LP	113,456	4,312,463
	Kinder Morgan Management LLC (a)	203,599	11,973,637
	Magellan Midstream Partners LP	241,573	11,496,459
	Martin Midstream Partners LP	22,500	729,225
	Natural Resource Partners LP	126,912	3,236,256
	Nustar Energy LP	143,349	8,824,564
	Nustar GP Holdings LLC	77,700	2,298,366
	ONEOK Partners LP	178,693	11,012,850
	Pioneer Southwest Energy Partners LP	57,213	1,397,141

Industry	Master Limited Partnerships & MLP Affiliates	Units Held	Value
Oil, Gas & Consumable Fuels (concluded)
	Plains All American Pipeline LP	202,449	$11,740,017
	Quicksilver Gas Services LP	106,661	2,251,614
	Regency Energy Partners LP	368,113	8,352,484
	Sunoco Logistics Partners LP	123,370	8,439,742
	TC PipeLines LP	182,674	6,985,454
	Targa Resources Partners LP	268,600	7,187,736
	Teekay LNG Partners LP	90,663	2,640,106
	Transmontaigne Partners LP	57,476	1,716,233
	Western Gas Partners LP	232,920	5,452,657
	Williams Partners LP	206,050	8,717,975
	Williams Pipeline Partners LP	114,251	3,626,327

			215,096,491
	Total Master Limited Partnerships & MLP Affiliates (Cost — $165,593,658) — 96.6%		233,942,714

	Short-Term Securities	Shares Held
Money Market Fund — 4.5%
	SSgA Prime Money Market Fund, 0.07% (b)	10,875,245	10,875,245
	Total Short-Term Securities (Cost — $10,875,245) — 4.5%		10,875,245
	Total Investments (Cost — $176,468,903*) — 101.1%		244,817,959
	Liabilities in Excess of Other Assets — (1.1)%		(2,619,017)

	Net Assets — 100.0%		$242,198,942

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$168,526,664

Gross unrealized appreciation	$76,450,894
Gross unrealized depreciation	(159,599)

Net unrealized appreciation	$76,291,295

(a)	Non-income producing security; represents a pay-in-kind security which may pay dividends in additional units.

(b)	Represents the current yield as of April 30, 2010.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1(a) of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities[1]
Level 1	$244,817,959
Level 2	—
Level 3	—
Total	$244,817,959

[1]	See above Schedule of Investments for values in each industry.

MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2010	3

Statement of Assets, Liabilities and Capital

As of April 30, 2010 (unaudited)

Assets

Investments in unaffiliated securities, at value (identified cost — $176,468,903)		$244,817,959
Securities sold		4,391,584
MLP distributions receivable		1,669,855
Prepaid expenses		6,667

Total assets		250,886,065

Liabilities

Payable for securities purchased .		8,370,164
Payable to investment advisor		223,456
Officer’s and Directors’ fees payable		3,333
Accrued expenses		90,170

Total liabilities		8,687,123

Net Assets

Net assets .		$242,198,942

Capital

Common Stock, par value $.001 per share, 100,000,000 shares authorized		$14,779
Paid-in capital in excess of par .		245,690,347
Accumulated distributions in excess of investment income — net	$(18,266,651)
Accumulated realized capital losses — net	(53,588,589)
Unrealized appreciation — net .	68,349,056

Total accumulated losses — net		(3,506,184)

Total Capital — Equivalent to $16.39 per share based on 14,779,366 shares of Common Stock outstanding (market price — $17.74)		$242,198,942

See Notes to Financial Statements.

4	MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2010

Statement of Operations

For the Six Months Ended April 30, 2010 (unaudited)

Investment Income

Dividends from equity securities		$24
Dividends from money market investments		1,581

Total income*		1,605

Expenses

Investment advisory fees	$1,256,745
Professional fees	40,018
Directors’ fees and expenses	30,692
Accounting services	25,906
Transfer agent fees	18,378
Printing and stockholder reports	15,038
Insurance	13,135
Listing fees	12,001
Custodian fees	7,943
Other	5,603

Total expenses		1,425,459

Net investment loss		(1,423,854)

Realized & Unrealized Gain — Net

Realized gain on investments — net		2,939,711

Change in unrealized appreciation/depreciation on investments — net		47,635,018

Total realized and unrealized gain — net		50,574,729

Net Increase in Net Assets Resulting from Operations		$49,150,875

* Distributions from MLP investments		$7,208,978

Distributions reclassed from investment income to realized gain on investments—net		(7,208,978)

Net taxable distribution		$0

See Notes to Financial Statements.

MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2010	5

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	For the Six Months Ended April 30, 2010 (unaudited)	For the Year Ended October 31, 2009

Operations

Investment loss — net	$(1,423,854)	$(2,154,937)
Realized gain (loss) — net	2,939,711	(31,457,651)
Change in unrealized appreciation/depreciation — net	47,635,018	72,981,943

Net increase in net assets resulting from operations	49,150,875	39,369,355

Dividends and Distributions to Stockholders

Investment income — net	(6,192,604)**	—
Tax return of capital	—	(13,167,502)

Net decrease in net assets resulting from dividends and distributions to stockholders	(6,192,604)	(13,167,502)

Common Stock Transactions

Value of shares issued to stockholders in reinvestment of dividends and distributions	956,719	1,683,424

Net Assets

Total increase in net assets	43,914,990	27,885,277
Beginning of period .	198,283,952	170,398,675

End of period*	$242,198,942	$198,283,952

* Accumulated distributions in excess of investment income — net	$(18,266,651)	$(10,650,193)

**	A substantial portion of the dividends from net investment income may be deemed a tax return of capital at fiscal year end.

See Notes to Financial Statements.

6	MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2010

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.	For the Six Months Ended April 30, 2010 (unaudited)		For the Year Ended October 31,		For the Period June 29, 2007(a) to October 31, 2007
			2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$13.47		$11.70	$18.06	$19.10

Investment income (loss) — net(b)	(.10)		(.15)	(.09)	.04
Realized and unrealized gain (loss) — net	3.44		2.82	(5.07)	(.74)

Total from investment operations	3.34		2.67	(5.16)	(.70)

Less dividends and distributions from:
Investment income — net	(.42	)(c)	—	—	(.03)
Tax return of capital	—		(.90)	(1.20)	(.27)

Total dividends and distributions	(.42)		(.90)	(1.20)	(.30)

Offering costs resulting from the issuance of Common Stock	—		—	—	(.04)

Net asset value, end of period	$16.39		$13.47	$11.70	$18.06

Market price per share, end of period	$17.74		$14.42	$13.00	$16.24

Total Investment Return(d)

Based on net asset value per share	25.03%	(e)	25.04%	(29.45% )	(3.77%	)(e)

Based on market price per share	26.41%	(e)	20.47%	(12.82% )	(17.37%	)(e)

Ratios to Average Net Assets

Expenses	1.27%	(f)	1.35%	1.33%	1.35%	(f)

Investment income (loss) — net	(1.27%	)(f)	(1.32% )	(.62% )	.62%	(f)

Supplemental Data

Net assets, end of period (in thousands)	$242,199		$198,284	$170,399	$262,603

Portfolio turnover	12%		38%	5%	—	(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	A substantial portion of the dividends from net investment income may be deemed a tax return of capital at fiscal year end.
(d)

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sale charges.

(e)	Aggregate total investment return.
(f)	Annualized.
(g)	Amount is less than 1%.

See Notes to Financial Statements.

MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2010	7

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies:

MLP & Strategic Equity Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund pursues its investment objective by investing substantially all of its net assets in publicly traded master limited partnerships (“MLPs”). To enhance its returns, the Fund may enter into variable prepaid forward contracts (“Forward Contracts”) with terms of approximately one year, to sell particular equity securities that the Fund will strategically purchase with the proceeds of the Forward Contracts. Due to the market conditions, the Fund did not utilize this strategy during the six months ended April 30, 2010. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. All cash balances are invested on a daily basis in a money market fund. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund’s Common Stock shares are listed on the New York Stock Exchange (“NYSE”) under the symbol MTP.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments — Portfolio securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Investments in money market funds are valued daily at their NAV. Long positions traded in the over-the-counter (“OTC”) market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

Swap agreements and variable prepaid forward contracts are valued based upon quoted fair valuations received daily by the

Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in U.S. government securities, money market instruments and certain fixed-income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

(b) Master Limited Partnerships — The Fund may purchase both domestic and international MLPs. The Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. The Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. The Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers, or other qualified institutional buyers.

8	MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2010

Notes to Financial Statements (continued)

(c) Derivative Financial Instruments — For the six months ended April 30, 2010, the Fund did not engage in any derivative financial instrument transactions. The Fund may engage in various portfolio investment strategies, including derivative financial instruments, to increase the return of the Fund. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments, may pledge cash or securities as collateral.

(d) Income Taxation — During the year ended October 31, 2008 the Fund did not qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code and was taxed as a corporation. The Fund continues to be taxed as a corporation for the six months ended April 30, 2010. The Fund has no taxable income subject to statutory income tax rates. The Federal statutory tax rate of a corporation is 35% of taxable income. The estimated effective state income tax rate is 3.5%. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. For the six months ended April 30, 2010, the Fund had no income tax liability.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Deferred Income Taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets as of April 30, 2010 are as follows:

Description	Amount	Rate	Deferred Benefit (Liability)
Deferred Tax Assets:
Current Period Net Operating Loss tax basis (est)	$8,632,832	38.5%	$3,323,640
Current Period Net Realized Capital Gain	$2,939,711	38.5%	$(1,131,789)
Prior Year Net Operating Loss	$20,581,946	38.5%	$7,924,049
Prior Year Net Capital Loss Carryforward	$54,461,405	38.5%	$20,967,641

			$31,083,541
Deferred Tax Liabilities:
Accumulated Net Unrealized Capital Gain tax basis	$76,291,295	38.5%	$(29,372,148)

Net deferred taxes before Valuation Allowance			$1,711,393
Less: Valuation Allowance			$1,711,393

Net Deferred Tax Assets			$—

For the current year, consistent with prior year determinations, management has offset all potential deferred tax benefits pursuant to valuation allowance principles. Management of the Fund concluded a 100% valuation allowance is appropriate as the Fund has a limited operating history and management cannot conclude it is more likely than not the Fund will generate taxable income with any certainty as to time. Management has performed an analysis of tax positions taken or to be taken on a tax return and whether such positions are “more likely than not” to be sustained upon examination based on their technical merit. To the extent they would not be sustained, tax expense (and related interest and penalties) would be recognized for financial statement reporting purposes.

The Fund files U.S. and various state tax returns. To the best of the Fund’s knowledge, no income tax returns are currently under examination. All tax years of the Fund are open at this time.

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Initially a significant portion of any distributions the Fund receives from the MLP entities will be deferred from taxation until the Fund sells its interest in such MLP entities. Distributions received from the Fund’s investments in MLP are not recorded as dividends. MLP distributions totaled $7,208,978 for the current period.

For financial statement purposes, the Fund only records income from MLPs when it receives an estimate of allocable

MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2010	9

Notes to Financial Statements (continued)

income from the MLP. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Dividends, as reflected in the Statement of Operations, are net of any tax deferred distributions from the MLP entities. For the year ended October 31, 2009, 100% of the MLP distributions, were tax deferred.

(f) Distributions — Distributions paid by the Fund will be paid on a monthly basis. The Fund expects that its distributions primarily will consist of a return of capital.

2. Investment Advisory and Management Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is a wholly owned subsidiary of Bank of America Corporation (“Bank of America”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to 1.12% of the average daily value of the Fund’s net assets.

IQ Advisors has entered into a Subadvisory Agreement with Fiduciary Asset Management, LLC (“FAMCO”). Pursuant to the agreement, FAMCO provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays FAMCO a monthly fee at an annual rate equal to .50% of the average daily value of the Fund’s net assets. There is no increase in aggregate fees paid by the Fund for these services.

IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. has a substantial financial interest in BlackRock.

Certain officers of the Fund are officers and/or directors of IQ Advisors, Bank of America and/or ML & Co. or their affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2010, were $14,153,040 and $19,512,068, respectively.

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, all of which are initially classified as Common Stock, par value $.001. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock. Shares issued and outstanding increased by 61,765 and 149,939 as a result of dividend reinvestments for the six months ended April 30, 2010 and for the year ended October 31, 2009, respectively.

5. Loss Carryforwards:

At October 31, 2009 net operating loss carryforwards total $20,581,946 of which $13,272,825 expires in 2029 and $7,309,121 expires in 2028.

At October 31, 2009, the Fund had a net capital loss carryforward of $54,461,405 of which $23,422,123 expires in 2014, $30,934,880 expires in 2013 and $104,402 expires in 2012.

6. Subsequent Events:

The Fund paid a distribution to holders of Common Stock in the amount of $0.07 per share on May 28, 2010 to stockholders of record on May 20, 2010.

At a meeting held on June 18, 2010, the Board of Directors of the Fund approved a new investment advisory agreement between the Fund and Nuveen Asset Management and a new subadvisory agreement between the Fund and Fiduciary Asset Management LLC, the Fund’s current subadviser. The Board also nominated a new slate of directors (the “Director Nominees”). In connection with these actions, the Board called two special meetings of stockholders of the Fund. The first special meeting is called to seek approval of the new investment advisory agreement and new subadvisory agreement. The second special meeting is called for the election of the Director Nominees. More information regarding these actions will be available in the Fund’s proxy statement that will be filed with the Securities and Exchange Commission.

10	MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2010

Notes to Financial Statements (concluded)

7. Other Matters:

At a meeting held on March 16, 2010, the board of the Fund amended and restated the Fund’s bylaws to provide the board with greater discretion in setting the date of the Fund’s annual meeting. As a result of this change, the board has the flexibility to set the annual meeting date in any month of the year. Previously, the bylaws required the Fund to hold its annual meeting in April of each year. The amended bylaws also clarify the board’s ability to postpone or cancel a meeting of stockholders.

MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2010	11

Privacy Policy

IQ Investment Advisors is a subsidiary of Bank of America and implements the Privacy Policy of Bank of America for the IQ Funds. A copy of the policy is available at www.iqiafunds.com or upon request by calling 1-877-449-4742.

Bank of America Privacy Policy for U.S. Consumers 2010

Our privacy commitment to you.

•	Protect Customer Information
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This document includes the following information about how Bank of America manages Customer Information and what actions you can take:

1.	Making the security of information a priority
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6.	Steps to protect information about you
7.	Other privacy commitments
8.	Bank of America companies

This policy covers Customer Information, which means personally identifiable information about a consumer or a consumer’s current or former customer relationship with Bank of America. The Bank of America Privacy Policy for U.S. Consumers 2010 is provided to you as required by law and applies to our companies identified in Section 8, Bank of America companies. This policy applies to consumer customer relationships established in the United States and is effective January 1, 2010.

1. Making the security of information a priority

Keeping financial information secure is one of our most important responsibilities. We maintain physical, electronic and procedural safeguards to protect Customer Information. Appropriate employees are authorized to access Customer Information for business purposes only. Our employees are bound by a code of ethics that requires confidential treatment of Customer Information and are subject to disciplinary action if they fail to follow this code.

2. Collecting information about you

We collect and use various types of information about you and your accounts to service your accounts, save you time and money, better respond to your needs, assist us in keeping information up to date, and manage our business and risks. Customer Information is categorized in the following six ways:

A.	Identification Information — information that identifies you, such as name, address, e-mail address, telephone number and Social Security number.

B.	Application Information — information you provide to us on applications and through other means that will help us determine if you are eligible for products you request. Examples include assets, income and debt.

C.	Transaction and Experience Information — information about transactions and account experience, as well as information about our communications with you. Examples include account balances, payment history, account usage and your inquiries and our responses.

D.	Consumer Report Information — information from a consumer report and from insurance support organizations not affiliated with us. Examples include credit score, credit history, and loss and health information.

E.	Information from Outside Sources — information from outside sources other than consumer report information, regarding employment, credit and other relationships that will help us determine if you are eligible for products you request. Examples include employment history, loan balances, credit card balances, property insurance coverage and other verifications.

F.	Other General Information — information from outside sources, such as data from public records, that is not assembled or used for the purpose of determining eligibility for a product or service.

As required by the USA PATRIOT Act, we also collect information and take actions necessary to verify your identification.

3. Managing information about you

Managing information within Bank of America

Bank of America is made up of a number of companies, including our bank, brokerage, mortgage, credit card companies, insurance companies and agencies, and nonfinancial companies, such as our operations and servicing subsidiaries.

Bank of America may share any of the categories of Customer Information among our companies, as permitted by law. For

12	MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2010

Privacy Policy (continued)

example, sharing information allows us to use information about your ATM, credit card and check card transactions to identify any unusual activity, and then contact you to determine if your card has been lost or stolen.

We occasionally receive medical or health information from a customer if, for example, a customer applies for insurance from us. We do not share medical or health information, including information received from third parties, among our companies, except to maintain or collect on accounts, process transactions, service customer requests or perform insurance functions to the extent permitted by law.

Managing information with companies that work for us

We may share any of the categories of Customer Information with companies that work for us, including companies located outside the United States. All nonaffiliated companies that act on our behalf and receive Customer Information from us are contractually obligated to keep the information we provide to them confidential, and to use the Customer Information we share only to provide the services we ask them to perform. These companies may include financial service providers, such as payment processing companies, and nonfinancial companies, such as check printing and data processing companies.

In addition, we may share any of the categories of Customer Information with companies that work for us in order to provide marketing support and other services, such as a service provider that distributes marketing materials. These companies may help us to market our own products and services or other products and services that we believe may be of interest to you. Please note that some of our own companies may provide marketing support and other services for us as well.

Sharing information with third parties (for customers with credit cards and Sponsored Accounts)

We may share Identification Information, Transaction and Experience Information, as well as Other General Information we collect about each of your (1) Bank of America credit card account(s) and (2) Sponsored Accounts at Bank of America, with selected third parties.

1.	Credit card account information, whether co-branded or not, may be shared with third parties.

2.	Sponsored Account information may be shared with third parties. Sponsored Accounts are non-credit card accounts or services provided by Bank of America that are also endorsed, co-branded or sponsored by other organizations.

Examples of these organizations include colleges, sporting teams, retailers and other affinity organizations, such as charities. Sponsored Accounts may include deposit accounts or other banking services provided by Bank of America, such as a savings account co-branded with a baseball team. You will know whether an account is a Sponsored Account by the appearance of the name or logo of the sponsoring organization on account materials, such as statements and marketing materials.

If you are unsure whether any of your accounts are Sponsored Accounts, please contact 1.888.341.5000.

We may share information about credit cards and Sponsored Accounts with selected third parties, including:

•	Financial services companies (such as insurance agencies or companies and mortgage brokers and organizations with whom we have agreements to jointly market financial products);

•	Nonfinancial companies (such as retailers, travel companies and membership organizations); and

•	Other companies (such as nonprofit organizations).

The sharing of information, as described in this section, is limited to credit card and Sponsored Account information. Please see Section 4, Honoring your choices, to learn more about your opt-out choices.

Disclosing information in other situations

We also may disclose any of the categories of Customer Information to the following third parties, including third parties located outside the United States:

•	To government agencies, self-regulatory organizations and regulatory law enforcement authorities as necessary or required; and

•	As part of the sale, merger or similar change of a Bank of America business; and

•	To other nonaffiliated third parties as requested by you or your authorized representative, or when required or permitted by law.

For example, we may disclose information in the context of an investigation of terrorism, money laundering, fraud prevention or investigation, risk management and security, determining your eligibility for an insurance benefit or payment, and recording mortgages in public records.

MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2010	13

Privacy Policy (continued)

Where you have a contractual relationship with a third party in connection with a product or service (such as through an outside investment manager or insurance provider), we may share information in accordance with such arrangement and the handling of information by that party will be subject to your agreement(s) with it. If you have a relationship with us through your employer, such as through your stock option or retirement plan, then we will share plan information with your employer and handle such information in accordance with plan agreements.

In addition, Merrill Lynch, a Bank of America affiliated broker-dealer, has entered into a Protocol with certain other brokerage firms under which your Financial Advisor may use your contact information (for example, your name and address) in the event your Financial Advisor joins one of these firms.

4. Honoring your choices

You have choices when it comes to how Bank of America shares and uses information.

Please note, if you choose to limit sharing or restrict marketing, you may not learn about beneficial offers.

Sharing among Bank of America companies

You may request that Application Information, Consumer Report Information and Information from Outside Sources not be shared among Bank of America companies.

For sharing among Bank of America companies, each customer may tell us his or her choice individually, or you may tell us the choice for any other customers who are joint account holders with you.

Direct marketing

You may choose not to receive direct marketing offers—sent by postal mail, telephone and/or e-mail—from Bank of America. Direct marketing offers from us may include information about products and services we believe may be of interest to you. Your choices apply to all marketing offers from us and from companies working for us. To minimize the amount of telephone solicitation our customers receive, Bank of America does not offer nonfinancial products and services through telephone solicitations.

If you elect not to receive direct marketing offers by postal mail, telephone and/or e-mail, please note that we may continue to contact you as necessary to service your account and for other nonmarketing purposes. You may also be contacted by your assigned account representative (for example, Financial Advisor or relationship manager), if applicable. Bank of America may also continue to provide marketing information in your regular account mailings and statements, including online and ATM communications.

Each customer may opt out of each direct marketing option individually. Since marketing programs may already be in progress, it may take up to 12 weeks for your postal mail opt-out to be fully effective. When you opt out of direct marketing by postal mail or telephone, your opt-out will last for five (5) years. After that, you may choose to renew your opt-out for another five-year period.

Sharing information with third parties

If you have a Bank of America credit card or Sponsored Account, you may request that we not share information about these accounts with third parties. If you request that we not share information with third parties, we may still share information:

•	Where permitted or required by law as discussed in Section 3 under Disclosing information in other situations;

•	With our service providers as discussed in Section 3 under Managing information with companies that work for us; and

•	With other financial companies with whom we have joint marketing agreements.

If you have multiple credit cards or Sponsored Accounts, you will need to express your choice for each account separately. When any customer on a joint account requests that we not share with third parties, that choice is applied to the entire account.

5. Actions you can take

You can tell us your choice by:

•	Notifying us at bankofamerica.com/privacy and entering your information on our secure Web site

•	Calling us toll free at 1.888.341.5000

•	Talking to a customer representative at a banking center or to your assigned account representative

You can make sure information is accurate by:

•	Accessing your account information (for example, on a statement or in response to specific requests)

14	MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2010

Privacy Policy (continued)

•	Telling us if it is incorrect by calling or writing to us at the telephone number or appropriate address for such changes on your statement or other account materials

6. Steps to protect information about you

Bank of America recommends that you take the following precautions to guard against the disclosure and unauthorized use of your account and personal information:

•	Review your monthly account statements and report any suspicious activity to us immediately.

•	Do not respond to e-mails requesting account numbers, passwords or PINs. Call the institution to verify the legitimacy of the e-mail.

•	Memorize PINs and refrain from writing PINs, Social Security numbers, debit or credit card numbers where they could be found.

•	Shred documents containing any sensitive information before discarding, such as bank statements.

•	Confirm that an Internet site is secure by checking that the URL (Web address) begins with “https”.

•	Review your credit report at least once every year to make sure all information is up to date. For a free copy of your credit bureau report, contact annualcreditreport.com or call 1.877.322.8228.

•

If you think you have been a victim of identity theft or fraud, you may contact the Federal Trade Commission (FTC) to report any incidents and to receive additional guidance on steps you can take to protect yourself. Contact the FTC at ftc.gov/idtheft or 1.877.438.4338.

•	For additional information on protecting your information, please visit bankofamerica.com/privacy.

Keeping up to date with our Privacy Policy

We may make changes to this policy at any time and will inform you of changes, as required by law. To receive the most up-to-date Privacy Policy, you can visit our Web site at: bankofamerica.com/privacy.

7. Other privacy commitments

This notice constitutes the Bank of America Do Not Call Policy under the Telephone Consumer Protection Act for all consumers and is pursuant to state law. When you talk with Bank of America by telephone your conversation may be monitored or recorded by us.

For information on our online privacy practices, including the use of “cookies,” please see the online policy located on our Web sites. You may have other privacy protections under state laws, such as Vermont and California. To the extent these state laws apply, we will comply with them with regard to our information practices.

For Nevada residents only. We are providing you this notice pursuant to state law. You may be placed on our internal Do Not Call List by following the directions in Section 5, Actions you can take. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite 3900, Las Vegas, NV 89101; Phone number- 702.486.3132; e-mail: BCPINFO@ag.state.nv.us. Bank of America, PO Box 25118, FL1-300-02-07, Tampa, Florida 33633-0900; Phone number- 1.888.341.5000; e-mail: Click on “Contact Us” at bankofamerica.com/privacy.

For Vermont and California residents only. The information sharing practices described above are in accordance with federal law. Vermont and California law place additional limits on sharing information about Vermont and California residents so long as they remain residents of those states.

Vermont: In accordance with Vermont law, Bank of America will not share information we collect about Vermont residents with companies outside of Bank of America, except as permitted by law, such as with the consent of the customer, to service the customer’s accounts or to other financial institutions with which we have joint marketing agreements. Bank of America will not share Application Information, Consumer Report Information and Information from Outside Sources about Vermont residents among the Bank of America companies, except with the authorization or consent of the Vermont resident.

California: In accordance with California law, Bank of America will not share information we collect about California residents with companies outside of Bank of America, except as permitted by law, such as with the consent of the customer to service the customer’s accounts, or to fulfill on rewards or benefits. We will limit sharing among our companies to the extent required by applicable California law.

For Insurance Customers in AZ, CA, CT, GA, IL,ME, MA,MN, MT, NV, NJ, NC, OH, OR and VA only. We may give Insurance Information, which means Customer Information related to insurance transactions, to insurance support companies and other like businesses. Such companies may keep the Insurance Information or give it to others. We may

MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2010	15

Privacy Policy (concluded)

also give Insurance Information to state insurance officials, to law enforcement agencies, to group policyholders about claims experience or to auditors as permitted or required by law. We may disclose health information to decide if you are eligible for coverage, to process claims, to prevent fraud, as authorized by you or as permitted by law.

You may ask for access to the Insurance Information we have about you by writing to Insurance Services, P.O. Box 19702, Irvine, CA 92623-9702, Attn: Data Request. You must describe the type of Insurance Information you want to access and give your full name, address, the insurance company and policy number (if applicable). We will tell you what Insurance Information we have about you. If you want to see the Insurance Information, you may review and copy the Insurance Information in person at our offices or request a copy be mailed to you. You may not see Insurance Information that we deem privileged, such as Insurance Information about claims or litigation. We may charge a fee for mailing the Insurance Information to you.

To correct Insurance Information that we have about you, mail your request as described above. Say why you dispute the Insurance Information. We will tell you of our action with respect to this dispute. You may file a statement with us if you disagree with our decision.

For MA Insurance Customers only. You may ask in writing the specific reasons for an adverse underwriting decision. An adverse underwriting decision is where we decline your application for insurance; offer to insure you at a higher than standard rate; or terminate your coverage.

8. Bank of America companies

This Privacy Policy applies to all Bank of America entities that utilize the names:

Bank of America

Banc of America

U.S. Trust

Merrill Lynch

Balboa

These entities include Banks and Trust Companies; Credit Card Companies; Brokerage and Investment Companies; Insurance and Annuity Companies; and Real Estate Companies.

In addition, this policy applies to the following Bank of America companies:

Credit Card

Fleet Credit Card Services, L.P.

Brokerage and Investments

BACAP Alternative Advisors, Inc.

Columbia Management Advisors, LLC

Columbia Management Distributors, Inc.

Columbia Wanger Asset Management, L.P.

UST Securities Corp.

White Ridge Investment Advisors LLC

Equity Margins Limited

FAM Distributors, Inc.

Financial Data Services Inc.

IQ Investment Advisors Family of Funds

IQ Investment Advisors LLC

Managed Account Advisors LLC

The Princeton Retirement Group, Inc.

Roszel Advisors, LLC.

Insurance and Annuities

General Fidelity Insurance Company

General Fidelity Life Insurance Company

Meritplan Insurance Company

Newport Insurance Company

Real Estate

BAC Home Loans Servicing, LP

Countrywide Home Loans, Inc.

CWB Mortgage Ventures, LLC

HomeFocus Services, LLC

HomeFocus Tax Services, LLC

KB Home Mortgage, LLC

NationsCredit Financial Services Corporation

Please note, you may receive company specific privacy policies from another affiliate within the Bank of America family of companies.

These entities listed include any successor Bank of America entities. For a detailed list of current Bank of America companies that have consumer customer relationships and to which this policy applies, please visit our Web site at bankofamerica.com/privacy.

© 2009 Bank of America Corporation.

16	MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2010

Directors and Officers

Paul Glasserman, Director and Chairman of the Board

Steven W. Kohlhagen, Director and Chairman of the Audit Committee

Laura S. Unger, Director and Chairperson of the Nominating & Corporate Governance Committee

William J. Rainer, Director

Justin C. Ferri, President

James E. Hillman, Vice President and Treasurer

Colleen R. Rusch, Vice President and Secretary

Michelle H. Rhee, Chief Legal Officer

Robert M. Zakem, Chief Compliance Officer

Jeff E. McGoey, Vice President

Custodian State Street Bank and Trust Company P.O. Box 351 Boston, MA 02101 Transfer Agent BNY Mellon Shareowner Services 480 Washington Boulevard Jersey City, NJ 07310

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its stockholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

MLP & STRATEGIC EQUITY FUND INC.	APRIL 30, 2010	17

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www.IQIAFunds.com

MLP & Strategic Equity Fund Inc. seeks to provide a high level of after-tax total return.

This report, including the financial information herein, is transmitted to stockholders of MLP & Strategic Equity Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

MLP & Strategic Equity Fund Inc.

4 World Financial Ctr., 6th Fl.

New York, NY 10080

#IQMTP — 04/10

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable since no such divestments occurred during the semi-annual period covered since the last report on Form N-CSR.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) Not Applicable to this semi-annual report

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MLP & Strategic Equity Fund Inc.

By:	/s/ Justin C. Ferri
Justin C. Ferri Chief Executive Officer of MLP & Strategic Equity Fund Inc.

Date: June 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Justin C. Ferri
Justin C. Ferri Chief Executive Officer (principal executive officer) of MLP & Strategic Equity Fund Inc.

Date: June 18, 2010

By:	/s/ James E. Hillman
James E. Hillman Chief Financial Officer (principal financial officer) of MLP & Strategic Equity Fund Inc.

Date: June 18, 2010